                             LETTER OF TRANSMITTAL
                           TO TENDER ORDINARY SHARES
                                      OF
                          B.V.R. SYSTEMS (1998) LTD.
                              AT $0.18 PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 21, 2003
                                      OF
                              CHUN HOLDINGS LTD.,


 A CORPORATION CONTROLLED BY AVIV TZIDON, AERONAUTICS DEFENSE SYSTEMS LTD. AND
                          ITS TECHNOLOGIES PTE. LTD.

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
           TIME, ON DECEMBER 23, 2003, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES)
       OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK,
     EXACTLY AS NAME(S) APPEAR(S)
       ON SHARE CERTIFICATE(S)                          (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NUMBER OF              NUMBER OF
                                        SHARE               SHARES REPRESENTED              SHARES
                                     CERTIFICATE*         BY SHARE CERTIFICATES*          TENDERED**
-------------------------------------------------------------------------------------------------------------------


                                     ------------------------------------------------------------------------------


                                     ------------------------------------------------------------------------------


                                     ------------------------------------------------------------------------------


                                     ------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
  *     Need not be completed by shareholders delivering Shares by book-entry transfer.
 **     Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH
                                    IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.
-------------------------------------------------------------------------------


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH AS SET FORTH ON THE BACK OF THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTIONS 1, 5 AND 9.


     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   Shareholders of B.V.R. Systems (1998) Ltd. must complete this Letter of
      Transmittal either if:


   -- certificates (the "Share Certificates") evidencing Shares (as such term is defined below) are to be forwarded herewith or,


   -- unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by the Depositary at the "Depositary" at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase).


     Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver shares are referred to herein as "Certificate Shareholders".


     Shareholders whose Share Certificates are not immediately available or who cannot deliver either their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "The Offer--Terms of Our Offer" of the Offer to Purchase) or who cannot comply with the procedures for book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures set forth in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.



                       The Depositary for our offer is:


                    AMERICAN STOCK TRANSFER & TRUST COMPANY


                                59 Maiden Lane
                           New York, New York 10038
                         Call Toll Free (877) 248-6417
                           Facsimile (718) 234-5001


                     Attention: Reorganization Department


[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:


Name of Tendering
Institution:
             -------------------------------------------------------------------

Account Number:
               -----------------------------------------------------------------


Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


Name(s) of Registered Holder(s):
                                ------------------------------------------------

Window Ticket No. (if any):
                            ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

[ ] CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST OR MUTILATED
    SECURITIES. SEE INSTRUCTION 10.

Ladies and Gentlemen:

     The undersigned hereby tenders to Chun Holdings Ltd. ("Purchaser"), a corporation organized under the laws of Israel, the above-described ordinary shares, par value NIS 1.0 per share (the "Shares"), of B.V.R. Systems (1998) Ltd., a corporation organized under the laws of Israel (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $0.18 per Share, in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 21, 2003, receipt of which is hereby acknowledged (the "Offer to Purchase") and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after November 21, 2003 (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful Agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and all Distributions for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Aviv Tzidon as such shareholder's attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote in such manner as such attorney-in-fact and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby and all Distributions which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of the shareholders (whether annual or special and whether or not an adjourned meeting). This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for the Shares to be validly tendered pursuant to the Offer, immediately upon the Purchaser's acceptance of such Shares and all Distributions for payment the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions including, without limitation, voting at any meeting of the shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from such purchase price, the amount or value thereof, as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and such authority shall survive the death or incapacity of the undersigned, and any obligation of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in "The Offer--Withdrawal Rights" of the Offer to Purchase, the tender of Shares hereby made is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered" Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that the boxes entitled Special Payment Instructions and Special Delivery Instructions are both completed, please issue the check for the purchase price and/or issue any certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver said check and/or return any such certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                         SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

    To be completed ONLY if Share Certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.


  Issue check and/or certificate to:



  Name
         ------------------------------------------------------
                                (Please Print)


  Address
           ----------------------------------------------------


  -------------------------------------------------------------
                              (Include Zip Code)


  -------------------------------------------------------------
  (Tax Identification or Social
  Security Number)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

    To be completed ONLY if Share Certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


  Issue check and/or certificate to:



  Name
        ------------------------------------------------------
                             (Please Print)


  Address
          ----------------------------------------------------


  ------------------------------------------------------------
                           (Include Zip Code)


  ------------------------------------------------------------
  (Tax Identification or Social
  Security Number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 [ ] Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.


 -----------------------------------------------------------------------------

 Account Number

--------------------------------------------------------------------------------

                                   IMPORTANT
                             HOLDER(S): SIGN HERE
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

--------------------------------------------------------------------------------
X
   -----------------------------------------------------------------------------

X
   -----------------------------------------------------------------------------
                       (Signature(s) of Shareholder(s))


 Dated:                         , 2003
       -------------------------
   (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


 Name(s):
        ----------------------------------------------------------------------
                                (Please Print)

 Name of Firm:
              ----------------------------------------------------------------

 Capacity (full title):


 -----------------------------------------------------------------------------

 Address:

 -----------------------------------------------------------------------------


 -----------------------------------------------------------------------------
                              (Include Zip Code)


 Area Code and Telephone Number:
                                ----------------------------------------------
 Taxpayer Identification or Social Security Number:
                                                    --------------------------

     (COMPLETE SUBSTITUTE FORM W-9 AT THE END OF THIS LETTER OF TRANSMITTAL)
-------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------

 Name(s):
          ----------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                (Please Print)

 Name of Firm:
               -----------------------------------------------------------------

 Capacity (full title):

 -------------------------------------------------------------------------------

 Address:

 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                              (Include Zip Code)


 Area Code and Telephone Number:
                                 -----------------------------------------------

 Area Code and Telephone Number:
                                 -----------------------------------------------

 Dated:                         , 2003
       --------------------------
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution").

     NO SIGNATURE GUARANTEE IS REQUIRED ON THIS LETTER OF TRANSMITTAL (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDERS OF SHARES (WHICH TERM, FOR PURPOSES OF THIS SECTION, INCLUDES ANY PARTICIPANT IN ANY OF THE BOOK-ENTRY TRANSFER FACILITIES' SYSTEMS WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE SHARES) TENDERED HEREWITH AND SUCH REGISTERED HOLDER(S) HAVE NOT COMPLETED EITHER THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (B) IF SUCH SHARES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

     If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal or facsimile thereof, waive any right to receive any notice of acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share Certificate numbers with respect to such Shares should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS. (Applicable to holders of Share Certificates only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. ALL SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.


     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share Certificates for Shares not accepted for payment or not tendered are to be issued in the name of or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent, at the address or telephone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

     9. SUBSTITUTE FORM W-9. Under the United States federal income tax law, unless an exemption applies under the applicable law and regulations, 28% of certain payments to a shareholder or other payee pursuant to the Offer must be withheld unless the shareholder or other payee provides his or her taxpayer identification number ("TIN") (generally, the shareholder's employer identification number or social security number) on the Substitute Form W-9 to the Depositary and certifies that such number is correct. Certain shareholders (including, among others, all corporations and certain foreign shareholders) are not subject to these backup withholding and information requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements can be obtained from the Depositary. Failure to provide the information on the Form may subject tendering shareholders to 28% backup withholding tax on the payment of the purchase price of cash pursuant to the Offer.

     10. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Company's transfer agent, American Stock Transfer & Trust Company. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OF CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If a tendering shareholder is subject to backup withholding, he or she must cross out Item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that shareholder must submit an appropriate and properly completed Form W-8 BEN, W-8 ECI, W-8 EXP or W-8 IMY, Certificate of Foreign Status, as the case may be, signed under the penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary or the IRS at its internet website: www.irs.gov. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


                        PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding tax with respect to payment for Shares purchased pursuant to the Offer, the shareholder must provide the Depositary with his or her correct taxpayer identification number by completing the form contained herein, certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) such shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of failure to report all interest or dividends or
(2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding tax.


                      WHAT NUMBER TO GIVE THE DEPOSITARY


     The shareholder is required to give the Depositary the social security number or employer identification number of such shareholder. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART I--PLEASE PROVIDE            SOCIAL SECURITY NUMBER
 FORM W-9                        YOUR TIN IN THE BOX AT            OR
 DEPARTMENT OF THE TREASURY      RIGHT AND CERTIFY BY              EMPLOYER IDENTIFICATION
 INTERNAL REVENUE SERVICE        SIGNING AND DATING BELOW.                NUMBER(S)

                                                                   -------------------------
                                ------------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER    PART II--EXEMPT FROM              PART IV--
 IDENTIFICATION NUMBER (TIN)     BACKUP WITHHOLDING [ ]            Awaiting TIN [ ]
 AND CERTIFICATION
                                ------------------------------------------------------------------------

                                 PART III--CERTIFICATION (Under Penalties of Perjury), I certify that:

                                 (1)  The number shown on this form is my current taxpayer
                                      identification number (or I am waiting for a number to
                                      be issued to me),

                                 (2)  I am not subject to backup withholding because (A) I am exempt from backup withholding, (B) I have not been
                                      notified by the Internal Revenue Service (the `IRS')
                                      that I am subject to backup withholding as a result of
                                      failure to report all interest or dividends, or (C) the
                                      IRS has notified me that I am no longer subject to
                                      backup withholding and

                                 (3)  I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE                                           DATE
          ------------------------------------------      ------------------
 NAME
      ----------------------------------------------------------------------

 ADDRESS
        --------------------------------------------------------------------

 CITY                            STATE
     -------------------------          -------------------------

 ZIP CODE
          --------------------

--------------------------------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion of all reportable payments made to me will be withheld.

  SIGNATURE
             -----------------------------------------------------------------

  DATE
       -----------------------------------------------------------------------

--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


     Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each shareholder to such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.


                       The Depositary for our offer is:


                    AMERICAN STOCK TRANSFER & TRUST COMPANY


                                 59 Maiden Lane
                            New York, New York 10038
                         Call Toll Free (877) 248-6417
                           Facsimile (718) 234-5001

                     Attention: Reorganization Department

     Questions or request for assistance may be directed to the CHUN Holdings Ltd. at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Transfer Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                               Orly Tsioni, Adv.
                               Yigal Arnon & Co.
                                1 Azrieli Center
                             Tel Aviv 67021 Israel
                             Tel.: (972-3) 608-7842
                             Fax: (972-3) 608-7713